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                                                                    Exhibit 23.3

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-4 of our report, dated January 28, 1999, included in GTE Corporation's Form 10-K for the year ended December 31, 1998, which is incorporated by reference in the Joint Proxy Statement and Prospectus of Bell Atlantic and GTE Corporation and to all references to our Firm included in this registration statement.



Dallas, Texas
   February 9, 2000